UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08747

Dividend and Income Fund
(Exact name of registrant as specified in charter)

11 Hanover Square, New York, NY 10005
(Address of principal executive offices) (Zip code)

Russell Kamerman, Esq.
11 Hanover Square
New York, NY 10005
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-212-785-0900

Date of fiscal year end: 12/31

Date of reporting period: 1/1/20 – 6/30/20

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. sec. 3507.

Item 1. Report to Stockholders.

Dividend and Income Fund
Seeking Primarily High Current Income and Secondarily Capital Appreciation
JUNE 30 2020
SEMI-ANNUAL REPORT
SIGN UP FOR FUND UPDATES at DividendandIncomeFund.com

PORTFOLIO ANALYSIS
June 30, 2020

TOP TEN	June 30, 2020
SECURITY HOLDINGS (as % of total assets)

1 Skyworks Solutions, Inc. (2.84%)

2 Tractor Supply Company (2.76%)

3 T. Rowe Price Group, Inc. (2.43%)

4 Medifast, Inc. (2.40%)

5 Credit Acceptance Corp. (2.38%)

6 AutoZone, Inc. (2.34%)

7 eBay Inc. (2.20%)

8 Grand Canyon Education, Inc. (2.14%)

9 UnitedHealth Group Inc. (1.96%)

10 Williams-Sonoma, Inc. (1.94%)

TOP TEN	June 30, 2020
INDUSTRIES (by Standard Industrial Classification)

1 Chemical and Allied Products (10.48%)

2 Business Services (9.38%)

3 Electronic and Other Electrical Equipment and Components, except Computer Equipment (9.20%)

4 Insurance Carriers (8.58%)

5 Transportation Equipment (8.44%)

6 Depository Institutions (7.70%)

7 Security and Commodity Brokers, Dealers, Exchanges, and Services (7.62%)

8 Industrial and Commercial Machinery and Computer Equipment (6.53%)

9 Building Materials, Hardware, Garden Supply, and Mobile Home Dealers (5.64%)

10 Non-Depository Credit Institutions (4.41%)

Top ten security holdings and industries are shown for informational purposes only and are subject to change. The above portfolio information should not be considered as a recommendation to purchase or sell a particular security and there is no assurance that any securities will remain in or out of the Fund.

1 Semi-Annual Report 2020	DIVIDEND AND INCOME FUND

TO OUR SHAREHOLDERS
June 30, 2020

Dear Fellow Shareholders:

It is a pleasure to welcome each of our new shareholders to Dividend and Income Fund and to submit this 2020 Semi-Annual Report. The Fund seeks to achieve its primary investment objective of high current income and secondary objective of capital appreciation by investing, under normal circumstances, at least 50% of its total assets in income generating equity securities. These securities may include dividend paying common stocks, convertible securities, preferred stocks, securities of registered investment companies, exchange traded funds organized as investment companies or otherwise, real estate investment trusts, depositary receipts, and other equity related securities. Of course, there can be no assurance that the Fund will achieve its objectives.

Economic and Market Report

The Federal Open Market Committee (“FOMC”) of the Federal Reserve Bank issued a statement following its June 2020 meeting suggesting that, because of the coronavirus pandemic, “U.S. real gross domestic product would likely post a historically large decline in the second quarter.” The FOMC also addressed the difficult unemployment situation: “labor market conditions improved in May, but these improvements were modest relative to the substantial deterioration seen over the previous two months.” Specifically, the FOMC noted “initial claims for unemployment insurance benefits had declined through the last week of May from their peak in late March, but they still were at a historically elevated level.” In general, the FOMC noted that there were signs of improvement, such as “the consumer sentiment measures from both the Michigan survey and the Conference Board survey crept up in May,” but that the country’s economic situation remained challenging.

The FOMC also observed that inflation appeared low. During the prior 12 months, it noted that “inflation was only 0.5 percent over the 12 months ending in April, reflecting both weak aggregate demand in recent months and a considerable drop in consumer energy prices.” The minutes of the recent FOMC meeting reflected that “in light of their assessment that the ongoing public health crisis would weigh heavily on economic activity, employment, and inflation in the near term and posed considerable risks to the economic outlook over the medium term, all participants judged that it would be appropriate to maintain the target range for the federal funds rate at 0 to 1⁄4 percent.”

In financial markets, the FOMC stated that, after the initial declines and associated volatility, “financial market functioning appeared to improve in general, although progress was uneven.”

In general, the FOMC appears to be suggesting that although the economy seems to be showing signs of recovery from the corona-virus lock-downs, many risks remain for the economy. Therefore, the Federal Reserve seems prepared to be supportive for the indefinite future. In response to these conditions the Fund is continuing its focus on profitable, moderately leveraged companies in anticipation of possible volatility during the ongoing recovery.

Investment Strategy and Returns

In view of these economic and market developments, the Fund’s strategy in the first half of 2020 was to seek companies with strong operations showing attractive returns on equity and assets with reasonable valuations. Generally, the Fund purchased and held income generating equity securities of profitable, growing, and conservatively valued companies across a broad array of industries in seeking to achieve its primary investment objective of high current income and secondary objective of capital appreciation and sold investments that appeared to have appreciated to levels reflecting full or over-valuation.

In the six months ended June 30, 2020, the Fund’s net investment loss, net realized gain on investments, and unrealized depreciation on investments were, respectively, $46,456, $917,692, and $31,335,210, which contributed materially to the Fund’s net asset value return of (13.42)%, including the reinvestment of dividends, as did dilution occurring under the Fund’s dividend reinvestment plan. Profitable sales in the period were made of, among others, shares of Apple, Inc. in the industrial and commercial machinery and computer equipment sector. Losses were taken on, among others, Via-comCBS Inc. in the communications sector. The Fund’s holdings of Discover Financial Services in the non-depository credit institutions sector contributed to unrealized depreciation during the period. At the same time, the Fund benefited from unrealized appreciation from its investment in Tractor Supply Company in the building materials, hardware, and garden supply sector.

The Fund’s market return for the first six months of 2020, also including the reinvestment of dividends, was (19.93)%. Generally, the Fund’s total return on a market value basis will be lower than total return on a net asset value basis in periods when there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. For comparison, in the same period, the S&P 500 Index total return was (3.08)%. This index is unmanaged and does not reflect fees and expenses, nor is it available for direct investment. As of June 30, 2020, the Fund’s portfolio included over 80 securities of different issuers, with the top ten securities amounting

DIVIDEND AND INCOME FUND	Semi-Annual Report 2020 2

TO OUR SHAREHOLDERS
June 30, 2020

to approximately 23% of total assets. At that time, the Fund’s investments totaled approximately $202 million on net assets of approximately $166 million and leverage of approximately $36 million. As the Fund pursues its primary investment objective of seeking high current income, with capital appreciation as a secondary objective, these holdings and allocations are subject to change at any time.

Quarterly Distributions

On June 1, 2020 the Fund declared a distribution of $0.25, its second distribution of the year, bringing the year to date total to $0.50 per share. The quarterly distribution reflects the Fund’s current distribution policy to provide shareholders with a relatively stable cash flow per share. There is no guarantee that the Fund’s current distribution policy will reduce or eliminate the Fund’s market price discount to its net asset value per share and the Fund’s trustees have no fiduciary duty to take action, or to consider taking any action, to narrow any such discount. The distribution policy may be changed or discontinued without notice.

As of June 1, 2020, and based on the Fund’s results and estimates for the year to date, the distributions totaling $0.50 per share would include approximately 0%, 15%, and 85% from net investment income, capital gains, and return of capital, respectively. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution. The amounts and sources of distributions reported are only estimates based on book basis earnings, are likely to change over time, and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the entirety of its fiscal year and may be subject to changes based on tax regulations. The amounts and sources of distributions year-to-date may be subject to additional adjustments. The Fund intends to send shareholders a Form 1099-DIV for the calendar year that will instruct how to report these distributions for federal income tax purposes.

Distributions may be paid in part or in full from net investment income, realized capital gains, return of capital, or a combination thereof. To the extent that the Fund has estimated that it has distributed more than its income and net realized capital gains, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that was invested in the Fund is paid back to an investor. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” Additionally, a return of capital is not taxable; rather it reduces a shareholder’s tax basis in shares of the Fund, thereby increasing the shareholder’s potential gain or reducing potential loss on the subsequent sale of those shares.

Dividend Reinvestment Plan

For those shareholders who are currently receiving the Fund’s quarterly distributions in cash but are interested in adding to their account through the Fund’s Dividend Reinvestment Plan (the “Plan”), we encourage you to review the Plan set forth later in this document and contact the Fund’s Transfer Agent, who will be pleased to assist you with no obligation on your part.

Fund Website

The Fund’s website, www.DividendandIncomeFund.com, provides investors with investment information, news, and other material about the Fund. The website also has links to SEC filings, performance, tax, and daily net asset value reporting. You are invited to use this resource to learn more about the Fund.

Management’s Long Term Focus

We thank you for investing in the Fund and share your enthusiasm for its potential, as evidenced by the fact that affiliates of the Investment Manager own approximately 9.4% of the Fund’s outstanding shares pursuant to the Fund’s governing documents that permit ownership of more than 4.99% of the Fund’s outstanding shares only with the prior approval of the Fund’s Board of Trustees. We look forward to serving your investment needs over the years ahead.

Sincerely,

Thomas B. Winmill

President and Portfolio Manager

3 Semi-Annual Report 2020	DIVIDEND AND INCOME FUND

SCHEDULE OF PORTFOLIO INVESTMENTS	June 30, 2020 (Unaudited)
Financial Statements

Common Stocks (120.63%)	Shares	Value

Automotive Dealers and Gasoline Service Stations (2.85%)
AutoZone, Inc. (a)	4,200	$4,738,104

Automotive Repair, Services, and Parking (1.82%)
AMERCO	10,000	3,021,900

Building Materials, Hardware, Garden Supply, and Mobile Home Dealers (5.64%)
The Home Depot, Inc.	15,000	3,757,650
Tractor Supply Company	42,500	5,601,075

		9,358,725

Business Services (9.38%)
Accenture plc	6,100	1,309,792
Alphabet Inc. Class A (a)	727	1,030,922
BG Staffing, Inc.	40,522	458,709
eBay Inc.	85,000	4,458,250
Kforce Inc.	50,000	1,462,500
Robert Half International Inc.	65,000	3,433,950
United Rentals, Inc. (a)	23,000	3,427,920

		15,582,043

Chemical and Allied Products (10.48%)
Amgen Inc.	16,000	3,773,760
Biogen Inc.	4,900	1,310,995
Celanese Corporation	22,500	1,942,650
LyondellBasell Industries N.V. Class A	35,000	2,300,200
Pfizer Inc.	80,000	2,616,000
Roche Holding Ltd. ADR	80,000	3,470,400
Westlake Chemical Corporation	37,000	1,985,050

		17,399,055

Coal Mining (1.53%)
Warrior Met Coal, Inc.	165,000	2,539,350

Communications (3.26%)
AMC Networks Inc. Class A (a)	65,000	1,520,350
Comcast Corporation	100,000	3,898,000

		5,418,350

Depository Institutions (7.70%)
Citigroup Inc.	40,000	2,044,000
Citizens Financial Group, Inc.	140,000	3,533,600
Signature Bank Corp.	20,500	2,191,860
U.S. Bancorp	70,000	2,577,400
Wells Fargo & Company (a)	95,000	2,432,000

		12,778,860

	Shares	Value

Educational Services (2.62%)
Grand Canyon Education, Inc. (a)	48,000	$4,345,440

Electronic and Other Electrical Equipment and Components, except Computer Equipment (9.20%)
Intel Corporation	65,000	3,888,950
Methode Electronics, Inc.	82,500	2,578,950
Skyworks Solutions, Inc.	45,000	5,753,700
Texas Instruments Incorporated (a)	24,000	3,047,280

		15,268,880

Food and Kindred Products (4.40%)
Medifast, Inc.	35,000	4,856,950
Tyson Foods, Inc.	41,000	2,448,110

		7,305,060

General Merchandise Stores (2.36%)
Dollar General Corporation	20,600	3,924,506

Heavy Construction other than Building Construction Contractors (1.05%)
MasTec, Inc. (a)	39,000	1,749,930

Home Furniture, Furnishings, and Equipment Stores (2.37%)
Williams-Sonoma, Inc.	48,000	3,936,480

Industrial and Commercial Machinery and Computer Equipment (6.53%)
Arista Networks, Inc. (a)	6,600	1,386,198
Cisco Systems, Inc.	65,000	3,031,600
Cummins Inc.	21,000	3,638,460
HP Inc.	160,000	2,788,800

		10,845,058

Insurance Carriers (8.58%)
Berkshire Hathaway Inc. Class B (a)	13,690	2,443,802
Essent Group Ltd.	100,000	3,627,000
NMI Holdings, Inc. (a)	106,000	1,704,480
Prudential Financial, Inc.	21,000	1,278,900
Radian Group Inc.	78,000	1,209,780
UnitedHealth Group Incorporated	13,500	3,981,825

		14,245,787

Metal Mining (2.07%)
Fresnillo plc	150,100	1,560,497
Rio Tinto plc	33,500	1,882,030

		3,442,527

Motor Freight Transportation and Warehousing (1.52%)
J.B. Hunt Transport Services, Inc.	21,000	2,527,140

See notes to financial statements.

DIVIDEND AND INCOME FUND	Semi-Annual Report 2020 4

SCHEDULE OF PORTFOLIO INVESTMENTS	June 30, 2020 (Unaudited)
Financial Statements

Common Stocks (continued)	Shares	Value

Non-Depository Credit Institutions (4.41%)
Credit Acceptance Corporation (a)	11,500	$4,818,615
Discover Financial Services	50,000	2,504,500

		7,323,115

Oil and Gas Extraction (2.13%)
Cabot Oil & Gas Corporation	206,000	3,539,080

Paper and Allied Products (1.68%)
Packaging Corporation of America	28,000	2,794,400

Petroleum Refining and Related Industries (3.42%)
ConocoPhillips	80,000	3,361,600
Valvoline Inc.	120,000	2,319,600

		5,681,200

Pipelines, Except Natural Gas (0.50%)
Enbridge Inc.	27,108	824,625

Primary Metal Industries (1.23%)
Steel Dynamics, Inc.	78,000	2,035,020

Security and Commodity Brokers, Dealers, Exchanges, and Services (7.62%)
Ameriprise Financial, Inc.	18,000	2,700,720
BlackRock, Inc.	4,700	2,557,223
SEI Investments Company	45,000	2,474,100
T. Rowe Price Group, Inc.	39,876	4,924,686

		12,656,729

Tobacco Products (2.60%)
Altria Group, Inc.	40,000	1,570,000
Philip Morris International Inc.	39,000	2,732,340

		4,302,340

Transportation by Air (3.62%)
Alaska Air Group, Inc.	65,000	2,356,900
Allegiant Travel Company	19,700	2,151,437
Southwest Airlines Co.	44,000	1,503,920

		6,012,257

Transportation Equipment (8.44%)
Honeywell International Inc.	18,000	2,602,620
Huntington Ingalls Industries, Inc.	7,000	1,221,430
LCI Industries	22,500	2,587,050
Lockheed Martin Corporation	8,000	2,919,360
Magna International Inc.	53,000	2,360,090
Oshkosh Corporation	32,500	2,327,650

		14,018,200

	Shares	Value

Wholesale Trade - Nondurable Goods (1.62%)
AmerisourceBergen Corporation	26,750	$2,695,598

Total common stocks (Cost $188,709,727)		200,309,759

Corporate Bonds and Notes (0.21%)	Principal Amount	Value

Electric Services (0.21%)
Elwood Energy LLC, 8.159%, 7/5/26 (Cost $334,294)	330,837	349,860

Reorganization Interests (0.00%)	Shares	Value

Penson Technologies LLC Units (a) (b) (Cost $ 0)	813,527	0

Master Limited Partnership (0.44%)	Units	Value

Electric, Gas, and Sanitary Services (0.44%)
Enterprise Products Partners L.P. Units (Cost $374,214)	40,000	726,800

Preferred Stocks (0.51%)	Shares	Value

Ashford Hospitality Trust, Inc., 7.50 % Series H	15,000	109,950
CBL & Associates Properties, Inc., 7.375% Series D	46,648	41,983
Cedar Realty Trust, Inc., 6.50% Series C	15,000	238,650
Hersha Hospitality Trust 6.50% Series E	2,812	32,170
Pennsylvania Real Estate Investment Trust, 6.875% Series D	35,000	283,500
Washington Prime Group Inc., 7.50% Series H	9,000	90,090
Washington Prime Group Inc., 6.875% Series I	5,000	49,450

Total preferred stocks (Cost $2,165,824)		845,793

Total investments (Cost $191,584,059) (121.79%) (c)		202,232,212
Liabilities in excess of cash and other assets (-21.79%)		(36,177,476)

Net assets (100.00%)		$166,054,736

(a)	Non-income producing.
(b)	Illiquid and/or restricted security that has been fair valued.
(c)

The Fund’s total investment portfolio value of $202,232,212 has been pledged as collateral for borrowings under the Fund’s credit facility. As of June 30, 2020, there was $36,268,000 in outstanding borrowing.

See notes to financial statements.

5 Semi-Annual Report 2020	DIVIDEND AND INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES	(Unaudited)
Financial Statements

June 30, 2020

Assets
Investments, at value (cost: $191,584,059)	$202,232,212
Cash	207,497
Receivables:
Dividends	247,360
Interest	13,200
Prepaid expenses and other assets	74,815

Total assets	202,775,084

Liabilities
Credit facility borrowing	36,268,000
Payables:
Accrued expenses	270,309
Investment management	157,020
Administrative services	20,663
Trustees	4,356

Total liabilities	36,720,348

Net Assets	$166,054,736

Net Asset Value Per Share
(applicable to 12,496,180 shares issued and outstanding)	$13.29

Net Assets Consist of
Paid in capital	$154,025,363
Distributable earnings	12,029,373

$166,054,736

See notes to financial statements.

DIVIDEND AND INCOME FUND	Semi-Annual Report 2020 6

STATEMENT OF OPERATIONS	(Unaudited)
Financial Statements

Six Months Ended June 30, 2020
Investment Income
Dividends (net of $73,168 foreign tax withholding)	$2,359,336
Interest	13,353

Total investment income	2,372,689

Expenses
Investment management	846,429
Legal	832,433
Interest and fees on credit facility	233,996
Shareholder communications	191,731
Administrative services	107,655
Trustees	59,706
Bookkeeping and pricing	51,750
Insurance	24,570
Custodian	21,281
Exchange listing and registration	17,290
Auditing	16,200
Transfer agent	12,100
Other	4,004

Total expenses	2,419,145

Net investment loss	(46,456)

Realized and Unrealized Gain (Loss)
Net realized gain on
Investments	917,274
Foreign currencies	418
Unrealized depreciation on investments	(31,335,210)

Net realized and unrealized loss	(30,417,518)

Net decrease in net assets resulting from operations	$(30,463,974)

See notes to financial statements.

7 Semi-Annual Report 2020	DIVIDEND AND INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS	(Unaudited)
Financial Statements

	Six Months Ended June 30, 2020	Year Ended December 31, 2019

Operations
Net investment income (loss)	$(46,456)	$1,998,234
Net realized gain on investments	917,692	1,016,950
Unrealized appreciation (depreciation) on investments	(31,335,210)	49,675,582

Net increase (decrease) in net assets resulting from operations	(30,463,974)	52,690,766

Distributions to Shareholders
Distributable earnings	(917,692)	(2,659,077)
Return of capital	(5,313,895)	(7,273,076)

Total distributions	(6,231,587)	(9,932,153)

Capital Share Transactions

Reinvestment of distributions to shareholders	403,088	736,352

Increase in net assets from capital share transactions	403,088	736,352

Total change in net assets	(36,292,473)	43,494,965

Net Assets
Beginning of period	202,347,209	158,852,244

End of period	$166,054,736	$202,347,209

See notes to financial statements.

DIVIDEND AND INCOME FUND	Semi-Annual Report 2020 8

STATEMENTS OF CASH FLOWS	(Unaudited)
Financial Statements

Six Months Ended June 30, 2020

Cash Flows from Operating Activities

Net decrease in net assets resulting from operations	$(30,463,974)

Adjustments to reconcile decrease in net assets resulting from operations to net cash provided by (used in) operating activities:

Unrealized depreciation on investments	31,335,210

Net realized gain on sales of investments	(917,692)

Purchase of long term investments	(41,821,737)

Proceeds from sales of long term investments	47,915,641

Net sales of short term investments	418

Amortization of premium on investments	224

Decrease in dividends receivable	176,148

Decrease in due from transfer agent	158,808

Decrease in foreign withholding tax reclaims	21,272

Decrease in interest receivable	2,002

Decrease in prepaid expenses and other assets	69,671

Increase in accrued expenses	32,181

Decrease in investment management fee payable	(55,539)

Increase in administrative services payable	6,164
Decrease in trustee expenses payable	(4,094)

Net cash provided by operating activities	6,454,703

Cash Flows from Financing Activities

Credit facility borrowing, net	(419,500)

Cash distributions paid	(5,828,499)

Net cash used in financing activities	(6,247,999)

Net change in cash	206,704

Cash

Beginning of period	793

End of period	$207,497

Supplemental disclosure of cash flow information:

Cash paid for interest on credit facility	$237,377

Non-cash financing activities not included herein consisted of:

Reinvestment of dividend distributions	$403,088

See notes to financial statements.

9 Semi-Annual Report 2020	DIVIDEND AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS	June 30, 2020 (Unaudited)
Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES Dividend and Income Fund (the “Fund”), a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Company Act”), is a diversified, closed end management investment company whose shares are listed on the New York Stock Exchange under the ticker symbol DNI. The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective. The Fund retains Bexil Advisers LLC as its investment manager (the “Investment Manager”).

As an investment company, the Fund follows the accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Valuation of Investments – Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is in the United States are usually valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are usually valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used. In the event of an unexpected closing of the primary market or exchange, a security may continue to trade on one or more other markets, and the price as reflected on those other trading venues may be more reflective of the security’s value than an earlier price from the primary market or exchange. Accordingly, the Fund may seek to use these additional sources of pricing data or information when prices from the primary market or exchange are unavailable, or are earlier and less representative of current market value. Certain debt securities may be priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities or according to prices quoted by a securities dealer that offers pricing services. Open end investment companies are valued at their net asset value. Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by the Fund could change on a day when shareholders cannot buy or sell shares of the Fund. Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Investment Manager under the direction of or pursuant to procedures approved by the Fund’s Board of Trustees (the “Board”), called “fair value pricing.” Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available and reliable market quotation for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices. A fair value price is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or traded.

Cash – Cash may include deposits allocated among banks insured by the Federal Deposit Insurance Corporation in amounts up to the insurance coverage maximum amount of $250,000. Cash may also include uninvested cash balances held by the Fund’s custodian.

Foreign Currency Translation – Securities denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Realized gain or loss on sales of such investments in local currency terms is reported separately from gain or loss attributable to a change in foreign exchange rates for those investments.

Investments in Other Investment Companies – The Fund may invest in shares of other investment companies such as closed end funds, exchange traded funds, and mutual funds (each, an “Acquired Fund”) in accordance with the Company Act and related rules. Shareholders in the Fund bear the pro rata portion of the fees and expenses of an Acquired Fund in addition to the Fund’s expenses. Expenses incurred by the Fund that are disclosed in the Statement of Operations do not include fees and expenses incurred by an Acquired Fund. The fees and expenses of an Acquired Fund are reflected in such Acquired Fund’s total return.

Option Transactions – The Fund may write (i.e., sell) covered call options on securities or on indexes to attempt to enhance returns through price changes of the option, increase income, hedge to reduce overall portfolio risk, and hedge to reduce indi-

DIVIDEND AND INCOME FUND	Semi-Annual Report 2020 10

NOTES TO FINANCIAL STATEMENTS	(Unaudited)
Financial Statements

vidual security risk. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the option. Writing option contracts results in off-balance sheet risk as the Fund’s ultimate obligation to satisfy terms of the contract may exceed the amount recognized in the statement of assets and liabilities.

Investments in Real Estate Investment Trusts (“REITs”) – Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year end, and may differ from the estimated amounts.

Short Sales – The Fund may sell a security short it does not own in anticipation of a decline in the market value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker/dealer through which it made the short sale. The Fund is liable for any dividends or interest paid on securities sold short. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, normally is recognized upon the termination of the short sale. Securities sold short result in off balance sheet risk as the Fund’s ultimate obligation to satisfy the terms of a sale of securities sold short may exceed the amount recognized in the Statement of Assets and Liabilities.

Investment Transactions – Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses are determined by specifically identifying the cost basis of the investment sold.

Investment Income – Dividend income is recorded on the ex-dividend date or in the case of certain foreign securities, as soon as practicable after the Fund is notified. Interest income is recorded on the accrual basis. Amortization of premium and accretion of discount on corporate bonds and notes are included in interest income. Taxes withheld on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Expenses deemed to have been incurred solely by the Fund are normally charged to the Fund in the entirety. Expenses deemed to have been incurred jointly by the Fund and one or more of the other investment companies for which the Investment Manager or its affiliates serve as investment manager, or other related entities, are generally allocated based on the most practicable method deemed equitable at the time the expense is incurred, including, without limitation, on the basis of relative assets under management.

Distributions to Shareholders – Distributions to shareholders are determined in accordance with the Fund’s distribution policies and income tax regulations and are recorded on the ex-dividend date.

Income Taxes – No provision has been made for U.S. income taxes because the Fund’s current intention is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “IRC”), and to distribute to its shareholders substantially all of its taxable income and net realized gains. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund has reviewed its tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on federal, state, and local income tax returns for open tax years (2017-2019) or expected to be taken in the Fund’s 2020 tax returns.

The Fund may be subject to foreign taxation related to foreign securities held by the Fund, income received, capital gains on the sale of securities, and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

11 Semi-Annual Report 2020	DIVIDEND AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS	(Unaudited)
Financial Statements

2. FEES AND TRANSACTIONS WITH RELATED PARTIES The Fund has retained the Investment Manager pursuant to an investment management agreement. Under the terms of the investment management agreement, the Investment Manager receives a fee payable monthly for investment advisory services at an annual rate of 0.95% of the Fund’s Managed Assets. “Managed Assets” means the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities, which liabilities exclude debt relating to leverage, short term debt, and the aggregate liquidation preference of any outstanding preferred stock.

Pursuant to the investment management agreement, the Fund reimburses the Investment Manager for providing at cost certain administrative services comprised of compliance and accounting services. For the six months ended June 30, 2020, the Fund’s reimbursements of such costs were $107,655, of which $62,760 and $44,895 was for compliance and accounting services, respectively. Certain officers and trustees of the Fund are officers and managers of the Investment Manager. As of June 30, 2020, Bexil Securities LLC (“Bexil Securities”), an affiliate of the Investment Manager, and the Investment Manager, collectively, owned approximately 9.4% of the Fund’s outstanding shares, pursuant to the Fund’s governing documents that permit ownership of more than 4.99% of the Fund’s outstanding shares only with the prior approval of the Fund’s Board. Bexil Securities and the Investment Manager, collectively, acquired 27,863 and 42,450 shares of the Fund during the six months ended June 30, 2020 and year ended December 31, 2019, respectively, through the Fund’s Dividend Reinvestment Plan.

Each Fund trustee who is not an employee of the Investment Manager or its affiliates is compensated by the Fund. These trustees receive fees for service as a trustee from the Fund and the other funds of which they are a director and for which the Investment Manager or its affiliates serve as investment manager. In addition, trustee out-of-pocket expenses are allocated to such funds which the Investment Manager or its affiliates serve as investment manager based on the most practicable method deemed equitable at the time the expense is incurred, including, without limitation, on the basis of relative assets under management. Expenses deemed to have been incurred solely by the Fund are normally charged to the Fund in the entirety.

3. DISTRIBUTIONS TO SHAREHOLDERS AND DISTRIBUTABLE EARNINGS The tax characteristics of distributions paid by the Fund for the six months ended June 30, 2020 and year ended December 31, 2019 are as follows:

Tax characteristics of distributions:	2020	2019

Ordinary income	$-	$2,659,077

Capital gains	917,692	-

Return of capital	5,313,895	7,273,076

Total distribution	$6,231,587	$9,932,153

The tax characteristics of the distributions paid for the six months ended June 30, 2020 are estimates based on information available at this time and may be subject to change. The classifications of these distributions for federal income tax purposes are expected to be determined after the Fund’s fiscal year ending December 31, 2020 and the exact amount is not estimable as of June 30, 2020.

As of December 31, 2019, the component of distributable earnings on a tax basis was as follows:

Unrealized appreciation	$ 43,411,038

The difference between book and tax unrealized appreciation is primarily related to partnership income.

4. VALUE MEASUREMENTS GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 - unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.

• Level 2 - observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

• Level 3 - unobservable inputs for the asset or liability including the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is

DIVIDEND AND INCOME FUND	Semi-Annual Report 2020 12

NOTES TO FINANCIAL STATEMENTS	(Unaudited)
Financial Statements

based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity Securities (Common and Preferred Stock) – Most publicly traded equity securities are valued normally at the most recent official closing price, last sale price, evaluated quote, or closing bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1 of the fair value hierarchy. Equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

Corporate Bonds and Notes – The fair value of corporate bonds and notes is normally estimated using various techniques which may consider, among other things, recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Although many corporate bonds and notes may be categorized in level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they may be categorized in level 3.

Restricted and/or Illiquid Securities – Restricted and/or illiquid securities for which quotations are not readily available or reliable may be valued with fair value pricing as determined in good faith by the Investment Manager under the direction of or pursuant to procedures approved by the Fund’s Board. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted or illiquid securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer or both or similar inputs. Depending on the relative significance of valuation inputs, these instruments may be categorized in either level 2 or level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2020 in valuing the Fund’s assets. Refer to the Schedule of Portfolio Investments for detailed information on specific investments.

ASSETS	Level 1	Level 2	Level 3	Total
Investments, at value
Common stocks	$ 200,309,759	$ -	$ -	$ 200,309,759
Corporate bonds and notes	-	349,860	-	349,860
Reorganization interests	-	-	0	0
Master limited partnerships	726,800	-	-	726,800
Preferred stocks	845,793	-	-	845,793
Total Investments, at value	$ 201,882,352	$ 349,860	$ 0	$202,232,212

There were no securities transferred into or out of level 3 during the six months ended June 30, 2020.

13 Semi-Annual Report 2020	DIVIDEND AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS	(Unaudited)
Financial Statements

The following is a reconciliation of level 3 assets including securities valued at zero:

Reorganization Interests
Balance at December 31, 2019	$ 0

Transfers into (out of) level 3	-

Change in unrealized depreciation	-

Balance at June 30, 2020	$ 0

Net change in unrealized appreciation attributable to assets still held as level 3 at June 30, 2020	$ -

Unrealized gains (losses) are included in the related amounts on investments in the Statement of Operations.

The Investment Manager, under the direction of or pursuant to procedures approved by the Fund’s Board, considers various valuation techniques and inputs for valuing assets categorized within level 3 of the fair value hierarchy. These include, but are not limited to: the type of the security; the size of the asset; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; prices of and extent of public trading in similar securities of the issuer or of comparable issuers; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer or analysts; an analysis of the issuer’s financial statements; an evaluation of the forces that influence the issuer and the market in which the asset is purchased and sold; multiples of earnings, cash flow, enterprise value, and similar measures; and the discount rate for lack of marketability. Significant changes in any of those techniques or inputs in isolation may result in a significantly lower or higher fair value measurement. The pricing of all fair value assets is regularly reported to the Fund’s Board. As of June 30, 2020, these investments did not have a material impact on the Fund’s net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

5. INVESTMENT TRANSACTIONS Purchases and proceeds from sales or maturities of investment securities, excluding short term investments, were $41,821,737 and $47,915,641, respectively, for the six months ended June 30, 2020. As of June 30, 2020, for federal income tax purposes, the aggregate cost of securities was $191,584,059 and net unrealized appreciation was $10,648,153, comprised of gross unrealized appreciation of $30,406,414 and gross unrealized depreciation of $19,758,261. The aggregate cost of securities for tax purposes will depend upon the Fund’s investment experience during the entirety of its fiscal year and may be subject to changes based on tax regulations.

6. ILLIQUID AND RESTRICTED SECURITIES The Fund owns securities which have a limited trading market and/or certain restrictions on trading and, therefore, may be illiquid and/or restricted. Such securities have been valued using fair value pricing. Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available and reliable market quotation for the securities existed. These differences in valuation could be material. Illiquid and/or restricted securities owned as of June 30, 2020 were as follows:

	Acquisition Date	Cost	Value
Penson Technologies LLC	4/09/14	$0	$ 0

Percent of net assets		0%	0%

7. CREDIT FACILITY The Fund entered into a Revolving Credit Agreement and other related agreements (collectively, as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) with The Huntington National Bank (“HNB”), the Fund’s custodian, under which HNB may make loans to the Fund in such amounts as the Fund may from time to time request. The maximum loan amount under the Credit Agreement is the lesser of: (i) $55,000,000 or (ii) 30% of the Fund’s daily market value, which market value may be decreased by the exclusion of certain Fund assets or asset classes, as HNB may decide from time to time in its sole discretion. The Fund pledges its securities and other assets as collateral to secure its obligations under the Credit Agreement and retains the risks and rewards of the ownership of such securities and other assets pledged.

Borrowings under the Credit Agreement bear an interest rate per annum to be applied to the principal balance outstanding, from time to time, equal to the London Interbank Offered Rate (LIBOR) plus 1.20%. An unused fee is charged equal to 0.125% per annum of the daily excess of the maximum loan amount over the outstanding principal balance of the loan. The Fund was charged origination fees and expenses of $70,250 upon the annual renewal of the Credit Agreement and such cost is amortized ratably through May 29, 2021, the maturity date of the Credit Agreement.

The outstanding loan balance under the Credit Agreement was $32,268,000 as of June 30, 2020. The weighted average interest rate and average daily amount outstanding under the Credit

DIVIDEND AND INCOME FUND	Semi-Annual Report 2020 14

NOTES TO FINANCIAL STATEMENTS	(Unaudited)
Financial Statements

Agreement for the six months ended June 30, 2020 were 0.01% and $19,456,436, respectively. The maximum amount outstanding during the six months ended June 30, 2020 was $36,848,500.

8. SHARE TRANSACTIONS The Fund is authorized to issue an unlimited amount of $0.01 par value shares of beneficial interest. As of June 30, 2020, there were 12,496,180 shares outstanding. Share transactions for the following periods were:

Six Months Ended June 30, 2020

Shares issued in:	Shares	Amount
Reinvestment of distributions	46,566	$ 403,088

Year Ended December 31, 2019

Shares issued in:	Shares	Amount
Reinvestment of distributions	62,491	$ 736,352

9. MARKET AND CREDIT RISKS The Fund may invest in below investment grade securities (commonly referred to as “junk” bonds). Below investment grade securities are regarded as being predominantly speculative as to the issuer’s ability to make payments of principal and interest. The risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of below investment grade securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During periods of economic downturn, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. Therefore, there can be no assurance that in the future there will not exist a higher default rate relative to the rates currently existing in the market for below investment grade securities. The risk of loss due to default by the issuer is significantly greater for the holders of below investment grade securities because such securities may be unsecured and may be subordinate to other creditors of the issuer. The relative illiquidity of some of these securities may adversely affect the ability of the Fund to dispose of such securities in a timely manner and at a fair price at times when it might be necessary or advantageous for the Fund to liquidate portfolio securities.

10. FOREIGN SECURITIES RISK Investments in the securities of foreign issuers involve special risks which include changes in foreign exchange rates and the possibility of future adverse political, tax, and economic developments which could adversely affect the value of such securities. Moreover, securities of foreign issuers and securities traded in foreign markets may be less liquid and their prices more volatile than those of U.S. issuers and markets. In addition, in certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political, or social instability, or diplomatic developments that could affect U.S. investments in the securities of issuers domiciled in those countries.

11. LEVERAGE RISK The Fund from time to time may borrow under its credit facility to increase the assets in its investment portfolio over its net assets, a practice called leverage. Leverage borrowing creates an opportunity for increased return but, at the same time, involves special risk considerations. Leverage increases the likelihood of greater volatility of the NAV and market price of the Fund’s shares. If the return that the Fund earns on the additional securities purchased fails to cover the interest and fees incurred on the monies borrowed, the NAV of the Fund (and the return of the Fund) would be lower than if borrowing had not been incurred. In addition, when the Fund borrows at a variable interest rate, there is a risk that fluctuations in the interest rate may adversely affect the return to the Fund’s shareholders. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for distribution to shareholders. There is no assurance that a borrowing strategy will be successful during any period in which it is employed. Borrowing on a secured basis results in certain additional risks. Should securities that are pledged as collateral to secure its obligations under the credit facility decline in value, the Fund may be required to pledge additional assets in the form of cash or securities to the lender to avoid liquidation of the pledged assets. In the event of a steep drop in the value of pledged securities, it might not be possible to liquidate assets quickly enough and this could result in mandatory liquidation of the pledged assets in a declining market at relatively low prices. Furthermore, the Investment Manager’s ability to sell the pledged securities is limited by the terms of the credit facility, which may reduce the Fund’s investment flexibility over the pledged securities. Because the fee paid to the Investment Manager is calculated on the basis of the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities, which liabilities exclude debt relating to leverage, short term debt and the aggregate liquidation preference of any outstanding preferred stock, the dollar amount of the management fee paid by the Fund to the Investment Manager will be higher (and the Investment Manager will benefit to that extent) when leverage is utilized.

15 Semi-Annual Report 2020	DIVIDEND AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS	(Unaudited)
Financial Statements

12. CYBERSECURITY RISK With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional related costs.

13. CONTINGENCIES The Fund indemnifies its officers and trustees from certain liabilities that might arise from the performance of their duties for the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as it involves future claims that may be made against the Fund under circumstances that have not occurred.

14. SHARE REPURCHASE PROGRAM In accordance with Section 23(c) of the Company Act, the Fund may from time to time repurchase its shares in the open market at the discretion of and upon such terms as determined by the Board. The Fund did not repurchase any of its shares during the six months ended June 30, 2020 and year ended December 31, 2019, respectively.

15. OTHER INFORMATION The Fund may at times raise cash for investment by issuing shares through one or more offerings, including rights offerings. Proceeds from any such offerings will be invested in accordance with the investment objectives and policies of the Fund.

16. CORONAVIRUS (COVID-19) PANDEMIC During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Funds ability to achieve their investment objectives. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments. The extent of the impact on the performance of the Fund and its investments will depend on future developments, including, but not limited to, the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

DIVIDEND AND INCOME FUND	Semi-Annual Report 2020 16

FINANCIAL HIGHLIGHTS	(Unaudited)
Financial Statements

	Six Months Ended June 30, 2020		Year Ended December 31,
Per Share Operating Performance			2019	2018	2017	2016	2015
Net asset value, beginning of period	$16.25		$12.82	$16.78	$14.18	$13.11	$16.66
Income from investment operations: (1)
Net investment income (loss)	(0.01)		0.16	0.20	0.16	0.25	0.31
Net realized and unrealized gain (loss) on investments	(2.44)		4.09	(2.93)	3.05	1.84	(1.68)
Total income (loss) from investment operations	(2.45)		4.25	(2.73)	3.21	2.09	(1.37)
Less distributions:
Net investment income	-		(0.21)	(0.11)	(0.39)	(0.23)	(0.26)
Capital gains	(0.07)		-	(0.47)	(0.09)	-	-
Return of capital	(0.43)		(0.59)	(0.12)	(0.12)	(0.77)	(1.37)
Total distributions	(0.50)		(0.80)	(0.70)	(0.60)	(1.00)	(1.63)
Fund share transactions
Effect of reinvestment of distributions	(0.01)		(0.02)	(0.01)	(0.01)	(0.02)	(0.02)
Decrease in net asset value from rights offering	-		-	(0.52)	-	-	(0.53)
Total Fund share transactions	(0.01)		(0.02)	(0.53)	(0.01)	(0.02)	(0.55)
Net asset value, end of period	$13.29		$16.25	$12.82	$16.78	$14.18	$13.11
Market value, end of period	$10.18		$13.46	$9.53	$13.43	$11.85	$11.01
Total Return (2)
Based on net asset value	(13.42)%		35.50%	(18.75)%	24.09%	18.13%	(10.65)%
Based on market price	(19.93)%		50.99%	(24.54)%	18.84%	17.55%	(17.32)%
Ratios/Supplemental Data (3)
Net assets, end of period (000s omitted)	$166,055		$202,347	$158,852	$179,401	$151,005	$138,417
Ratios to average net assets of:
Total expenses (4) (5)	2.92	% †	1.91%	1.63%	1.77%	1.62%	1.65%
Net expenses (6)	2.92	% †	1.91%	1.63%	1.77%	1.62%	1.65%
Net investment income (loss)	(0.06	)%†	1.07%	1.28%	1.04%	1.85%	2.02%
Portfolio turnover rate	22%		42%	59%	40%	69%	35%
Leverage analysis, end of period:
Outstanding loan balance (000s omitted)	$ 36,268		$ 36,687	$ 26,728	$ 35,000	$ 27,780	$ 8,066
Asset coverage per $1,000 (7)	$ 5,579		$ 6,515	$ 6,943	$ 6,126	$ 6,436	$ 18,161
Average commission rate paid	$ 0.0187		$ 0.0163	$ 0.0215	$ 0.0174	$ 0.0143	$ 0.0185

(1)	The per share amounts were calculated using the average number of shares outstanding during the period.

(2)

Total return on a market value basis is calculated assuming a purchase of shares on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Generally, total return on a net asset value basis will be higher than total return on a market value basis in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total return on a net asset value basis will be lower than total return on a market value basis in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total return calculated for a period of less than one year is not annualized. The calculation does not reflect brokerage commissions, if any.

(3)	Expenses and income ratios do not include expenses incurred by the Acquired Funds in which the Fund invests.

(4)	“Total expenses” are the expenses of the Fund as presented in the Statement of Operations before fee waivers and expense reductions.

(5)

The ratio of net expenses excluding interest expense and fees incurred from the use of leverage to average net assets was 2.64% for the six months ended June 30, 2020 and 1.47%, 1.34%, 1.44%, 1.46%, and 1.51% for the years ended December 31, 2019, 2018, 2017, 2016, and 2015, respectively.

(6)	“Net expenses” are the expenses of the Fund presented in the Statement of Operations after expense reductions.

(7)

Represents the value of total assets less liabilities not represented by senior securities representing indebtedness divided by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness. For purposes of this calculation, the credit facility is considered a senior security representing indebtedness.

†	Annualized.

See notes to financial statements.

17 Semi-Annual Report 2020	DIVIDEND AND INCOME FUND

POLICIES AND UPDATES	(Unaudited)
Additional Information

Investment Objectives and Policies

The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective. The investment objectives of the Fund are fundamental policies that may not be changed without a vote of a majority of the Fund’s outstanding voting securities. The Fund is also subject to certain investment policies and restrictions that are fundamental and cannot be changed without such vote. A majority of the outstanding voting securities of the Fund is defined under the Company Act as the lesser of: (i) 67% or more of the Fund’s shares present at a meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund. All other investment strategies, policies, and restrictions described are not fundamental and may be changed by the Board without shareholder approval except as required by law.

Limitations on Ownership

Article II of the Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration”) currently limits the ability of persons to own more than 4.99% of the Fund’s outstanding shares without the Trustees’ prior approval (“4.99% Share Limitations”). The 4.99% Share Limitations may assist the Board to better defend against takeover activities, such as to defend against arbitrageurs attempting to make a short term profit in Fund shares while trading at a discount to net asset value potentially at the expense of long term investors. The 4.99% Share Limitations also are intended to have the effect of impeding or discouraging a merger, tender offer, or proxy contest.

The Declaration generally restricts any person from attempting to purchase or otherwise acquire (an “Acquisition”), without the Trustees’ prior approval, any direct or indirect interest in the Fund’s shares (or, if issued in the future, options, warrants, or other rights to acquire Fund shares or securities convertible or exchangeable into them), if the Acquisition would either (1) cause such person to become either an owner (within the meaning of Section 382 of the Code) or a beneficial owner (within the meaning of Section 13 of the Securities Exchange Act of 1934, and the rules and regulations promulgated thereunder and exemptions granted therefrom, both as amended from time to time (the “Exchange Act”)) of greater than 4.99% of the Shares, (a “Five Percent Shareholder”) or (2) increase the percentage of Shares owned by a Five Percent Shareholder. Rule 13d-3 under the Exchange Act provides that “[f]or the purposes of sections 13(d) and 13(g) of the [Exchange] Act, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (1) Voting power which includes the power to vote, or to direct the voting of, such security; and/or, (2) Investment power which includes the power to dispose, or to direct the disposition of, such security.”

The Declaration provides that any Acquisition attempted to be made in violation of the 4.99% Share Limitations will be null and void ab initio to the fullest extent permitted by law and contains detailed terms that seek to achieve that result. The Declaration also provides that any person who knowingly violates the 4.99% Share Limitations, or any persons in the same control group with such a person, shall be liable to the Fund for, and shall indemnify and hold it harmless against, any and all damages suffered as a result of the violation, including damages resulting from a reduction in or elimination of the Fund’s ability to use its current or potential capital loss carryovers under Section 1212 of the IRC from previous taxable years and unrealized capital losses in its portfolio and attorneys’ and auditors’ fees incurred in connection with such violation.

Additional Offerings

Previously, the Fund has issued additional shares of beneficial interest through rights offerings. In the future, subject to market conditions, the Fund may raise additional equity capital from time to time in varying amounts and utilizing various offering methods. While raising additional equity capital by selling new shares may allow the Fund to pursue additional investment opportunities without the need to sell existing portfolio investments, it also entails risks — including net asset value and voting dilution, and that the issuance of additional shares of beneficial interest may reduce the premium or increase the discount at which the Fund’s shares trade to net asset value in the secondary market.

Future offerings, if any, will be described in a registration statement which contains detailed information regarding the offering and should be reviewed carefully before investing. This report is not an offer to sell Fund shares and is not a solicitation of an offer to buy Fund shares in any jurisdiction where the offers or sales are not permitted.

Proxy Voting

The Fund’s Proxy Voting Guidelines, which describe the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities, as well as its proxy voting record for the most recent 12 months ended June 30, are available without charge, upon request, by calling the Fund toll free at 1-855-411-6432, on the SEC’s website at www.sec.gov, and on the Fund’s website at www.DividendandIncomeFund.com.

Quarterly Schedule of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year of Part F of Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov and a link thereto can be found on the Fund’s website at www.DividendandIncomeFund.com.

NYSE Delisting

The Governance Committee of the Board of Trustees is considering whether to recommend to the Board to delist the Fund’s shares of beneficial interest from the New York Stock Exchange (“NYSE”) and seek quotation on the OTC Bulletin Board and/or other over the counter markets. In making this determination, the Governance Committee may consider the advantages and disadvantages of delisting

DIVIDEND AND INCOME FUND	Semi-Annual Report 2020 18

POLICIES AND UPDATES	(Unaudited)
Additional Information

from the NYSE, including, but not limited to, ongoing cost savings and reduced expenses resulting from delisting and the potential for reduced liquidity for shareholders. If the Fund is delisted from the NYSE, it would continue to be a registered investment company, and it would continue to comply with the federal securities laws applicable to such companies.

Governing Documents

In April 2020, the Fund’s Amended and restated Agreement and Declaration of Trust (“Declaration of Trust”) and Bylaws (collectively, the “Governing Documents”) were amended. The Declaration of Trust was amended to include a fourth category of individuals who would qualify as a “Continuing Trustee” to include an individual who has been a member of the Board for at least the 12 preceding months. The Bylaws were amended to provide for Trustees to be elected by 50% of the outstanding shares of the Fund entitled to be voted in a contested election.

The Governing Documents amended as described above could have the effect of, among other things, delaying or preventing a change of control of the Fund.

Certain provisions in the Fund’s Governing Documents could have the effect of, among other things, depriving the owners of shares in the Fund of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction or bringing litigation against the Fund and/or any trustee, officer, employee or affiliate thereof. The overall effect of these provisions is to, among other things, render more difficult the accomplishment of a merger or the assumption of control by a principal shareholder. The foregoing summary is subject to the Governing Documents of the Fund, which are on file or are expected to be filed with the SEC and available on the Fund’s website www.dividendandIncomeFund.com.

19 Semi-Annual Report 2020	DIVIDEND AND INCOME FUND

DISTRIBUTIONS	(Unaudited)
Additional Information

2020 Quarterly Distribution Dates

Declaration	Record	Payment

March 2	March 17	March 27

June 1	June 15	June 25

September 1	September 15	September 25

December 1	December 17	December 30

HISTORICAL DISTRIBUTION SUMMARY*
PERIOD	Investment Income	Return of Capital	Capital Gains	Total
Six Months ended June 30, 2020†	$ -	$ 0.43	$0.07	$0.50
2019	$ 0.21	$ 0.59	$-	$0.80
2018	$ 0.11	$ 0.12	$0.47	$0.70
2017	$ 0.39	$ 0.12	$0.09	$0.60
2016	$ 0.23	$ 0.77	$-	$1.00
2015	$ 0.26	$ 1.37	$-	$1.63
2014**	$ 1.63	$ -	$-	$1.63
2013**	$ 1.16	$ 0.47	$-	$1.63
2012	$ 0.56	$ 1.07	$-	$1.63
2011	$ 1.00	$ 0.76	$-	$1.76
2010	$ 1.40	$ 0.24	$-	$1.64
2009	$ 1.56	$ 0.08	$-	$1.64
2008	$ 2.36	$ 1.08	$-	$3.44
2007	$ 3.36	$ 1.20	$-	$3.56
2006	$ 3.72	$ -	$-	$3.72
2005	$ 2.12	$ 1.88	$-	$4.00
2004	$ 2.16	$ 1.84	$-	$4.00
2003	$ 2.44	$ 1.56	$-	$4.00
2002	$ 2.64	$ 1.84	$-	$4.48
2001	$ 2.60	$ 2.36	$-	$4.96
2000	$ 3.20	$ 1.76	$-	$4.96
2000	$ 3.20	$ 1.76	$-	$4.96
From June 29, 1998 to November 30, 1998	$ 1.64	$ -	$-	$1.64

*	The Fund implemented a 1-for-4 reverse stock split with an ex-date of December 10, 2012. Prior period distribution amounts have been restated to reflect the impact of the reverse stock split.

**	Includes net capital gains recognized in the year and distributable as ordinary income in accordance with tax regulations.

†

The classification of these distributions for federal income tax purposes will be determined after the Fund’s fiscal year ending December 31, 2020. This is only an estimate based on information available at this time and is subject to change. Actual amounts may be re-characterized among net investment income, capital gains, and return of capital for tax purposes after the 2020 fiscal year end, although the exact amount is not estimable at June 30, 2020.

Distribution Policy

The Fund’s quarterly distributions reflect the Fund’s current distribution policy to provide shareholders with a relatively stable cash flow per share. There is no guarantee that the Fund’s current distribution policy will reduce or eliminate the Fund’s market price discount to its NAV per share, if any, and the Fund’s trustees have no fiduciary duty to take action, or to consider taking any action, to narrow any such discount. The distribution policy and the distribution amount may be amended, suspended, or terminated at any time without prior notice.

Under U.S. tax rules applicable to the Fund, the amount and character of distributable income for each tax year can be finally determined only as of the end of the Fund’s tax year. However, under Section 19 of the Company Act, and related Rules, the Fund may be required to indicate to shareholders the source of certain distributions to shareholders. The information provided in those notices does not represent information for tax reporting purposes. Earnings and profits on a tax basis may differ.

DIVIDEND AND INCOME FUND	Semi-Annual Report 2020 20

DISTRIBUTIONS	(Unaudited)
Additional Information

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s distribution policy. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, equity securities risk, corporate bonds risk, credit risk, interest rate risk, leverage and borrowing risk, and other risks discussed in the Fund’s filings with the Securities and Exchange Commission.

Distributions may be paid in part or in full from net investment income, realized capital gains, and by returning capital, or a combination thereof. To the extent that the Fund has estimated that it has distributed more than its income and net realized capital gains, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” Additionally, a return of capital is not taxable; rather it reduces a shareholder’s tax basis in his or her shares of the Fund, thereby increasing the shareholder’s potential gain or reducing its potential loss on the subsequent sale of those shares.

The amounts and sources of distributions reported in the Fund’s 19(a) notices are only estimates based on book earnings, are likely to change over time and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the entirety of its fiscal year and may be subject to changes based on tax regulations.

The Fund intends to send you a Form 1099-DIV for the calendar year that will instruct you how to report these distributions for federal income tax purposes.

Terms and Conditions of the 2015 Amended Dividend Reinvestment Plan

1. Each shareholder (the “Shareholder”) holding shares (the “Shares”) of Dividend and Income Fund (the “Fund”) will automatically be a participant in the Dividend Reinvestment Plan (the “Plan”), unless the Shareholder specifically elects to receive all dividends and capital gains in cash by notice to American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, New York 11219, 1-800-278-4353, as agent under the Plan (the “Agent”). The Agent will open an account for each Shareholder under the Plan in the same name in which such Shareholder’s Shares are registered.

2. Whenever the Fund declares a capital gain distribution or an income dividend payable in Shares or cash, participating Shareholders will take the distribution or dividend entirely in Shares and the Agent will automatically receive the Shares, including fractions, for the Shareholder’s account in accordance with the following:

Whenever the Market Price (as defined in Section 3 below) per Share is equal to or exceeds the net asset value per Share at the time Shares are valued for the purpose of determining the number of Shares equivalent to the cash dividend or capital gain distribution (the “Valuation Date”), participants will be issued additional Shares equal to the amount of such dividend divided by the lower of the Fund’s net asset value per Share or the Fund’s Market Price per Share. Whenever the Market Price per Share is less than such net asset value on the Valuation Date, participants will be issued additional Shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the business day before the dividend or distribution payment date. If the Fund should declare a dividend or capital gain distribution payable only in cash, the Agent will, as purchasing agent for the participating Shareholders, buy Shares in the open market or elsewhere, for such Shareholders’ accounts after the payment date, except that the Agent will endeavor to terminate purchases in the open market and cause the Fund to issue the remaining Shares if, following the commencement of the purchases, the Market Price of the Shares exceeds the net asset value. These remaining Shares will be issued by the Fund at a price equal to the lower of the Fund’s net asset value per Share or the Market Price.

In a case where the Agent has terminated open market purchases and caused the issuance of remaining Shares by the Fund, the number of Shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for Shares purchased in the open market and the price at which the Fund issues remaining Shares. To the extent that the Agent is unable to terminate purchases in the open market before the Agent has completed its purchases, or remaining Shares cannot be issued by the Fund because the Fund declared a dividend or distribution payable only in cash, and the Market Price exceeds the net asset value of the Shares, the average Share purchase price paid by the Agent may exceed the net asset value of the Shares, resulting in the acquisition of fewer Shares than if the dividend or capital gain distribution had been paid in Shares issued by the Fund.

The Agent will apply all cash received as a dividend or capital gain distribution to purchase shares on the open market as soon as practicable after the payment date of the dividend or capital gain distribution, but in no event later than 45 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

3. For all purposes of the Plan: (a) the Market Price of the Shares on a particular date shall be the average of the volume weighted average sale prices or, if no sale occurred, then the mean between the closing bid and asked quotations, for the Shares quoted on the NYSE on each of the five business days the Shares traded ex-dividend on the NYSE immediately prior to such date, and (b) net asset value per share on a particular date shall be as determined by or on behalf of the Fund.

21 Semi-Annual Report 2020	DIVIDEND AND INCOME FUND

DISTRIBUTIONS	(Unaudited)
Additional Information

4. The open market purchases provided for herein may be made on any securities exchange on which the Shares are traded, in the over-the-counter market, or in negotiated transactions, and may be on such terms as to price, delivery, and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within 45 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Shareholder’s account.

5. The Agent will hold Shares acquired pursuant to the Plan in non-certificated form in the Agent’s name or that of its nominee. At no additional cost, a Shareholder participating in the Plan may send to the Agent for deposit into its Plan account those certificate shares of the Fund in its possession. These Shares will be combined with those unissued full and fractional Shares acquired under the Plan and held by the Agent. Shortly thereafter, such Shareholder will receive a statement showing its combined holdings. The Agent will forward to the Shareholder any proxy solicitation material and will vote any Shares so held for the Shareholder only in accordance with the proxy returned by the Shareholder to the Fund.

6. The Agent will confirm to the Shareholder each acquisition for the Shareholder’s account as soon as practicable but not later than 60 days after the date thereof. Although the Shareholder may from time to time have an individual fractional interest (computed to three decimal places) in a Share, no certificates for fractional Shares will be issued. However, dividends and distributions on fractional Shares will be credited to Shareholders’ accounts. In the event of a termination of a Shareholder’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the opening market value of the Shares at the time of termination.

7. Any stock dividends or split Shares distributed by the Fund on Shares held by the Agent for the Shareholder will be credited to the Shareholder’s account. In the event that the Fund makes available to the Shareholder the right to purchase additional Shares or other securities, the Shares held for a Shareholder under the Plan will be added to other Shares held by the Shareholder in calculating the number of rights to be issued to such Shareholder. Transaction processing may either be curtailed or suspended until the completion of any stock dividend, stock split, or corporate action.

8. The Agent’s service fee for handling capital gain distributions or income dividends will be paid by the Fund. The Shareholder will be charged a pro rata share of brokerage commissions on all open market purchases.

9. The Shareholder may terminate the account under the Plan by notifying the Agent. A termination will be effective immediately if notice is received by the Agent three days prior to any dividend or distribution payment date. If the request is received less than three days prior to the payment date, then that dividend will be invested, and all subsequent dividends will be paid in cash.

10. These terms and conditions may be amended or supplemented by the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to the Shareholder appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by the Shareholder unless, prior to the effective date thereof, the Agent receives written notice of the termination of such Shareholder’s account under the Plan. Any such amendment may include an appointment by the Fund of a successor agent in its place and stead under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent all dividends and distributions payable on Shares held in the Shareholder’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

11. In the case of Shareholders, such as banks, brokers, or nominees, which hold Shares for others who are the beneficial owners, the Agent will administer the Plan on the basis of the number of Shares certified from time to time by the Shareholders as representing the total amount registered in the Shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

12. The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under this agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless the errors are caused by its negligence, bad faith, or willful misconduct or that of its employees.

13. Neither the Fund nor the Agent will be liable for any act performed in good faith or for any good faith omission to act, including without limitation, any claim of liability arising out of (i) failure to terminate a Shareholder’s account, sell shares, or purchase shares, (ii) the prices at which shares are purchased or sold for the Shareholder’s account, and (iii) the time such purchases or sales are made, including price fluctuation in market value after such purchases or sales.

DIVIDEND AND INCOME FUND	Semi-Annual Report 2020 22

BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT	(Unaudited)
Additional Information

The renewal of the investment management agreement (“IMA”) between Dividend and Income Fund (“Fund”) and the investment manager, Bexil Advisers LLC (“Investment Manager”), was unanimously approved by the Fund’s Board of Trustees (“Board”), including all of the Fund’s trustees who are not “interested persons” of the Fund (“Independent Trustees”) as defined under the Company Act, at an in person meeting held on March 9, 2020 (“Meeting”). In considering the annual approval of the IMA, the Board considered a number of factors, including, among other things, information that had been provided at other meetings, as well as information furnished to the Board for the Meeting. Such information included, among other things: information comparing the management fees of the Fund with a peer group of broadly comparable funds as determined by Broadridge (“Broad-ridge”), an independent provider of investment company data, which uses information obtained from company reports, financial reporting services, periodicals and other sources; information regarding the Fund’s investment performance on an absolute basis and in comparison to, among other things, a relevant peer group of funds (“Peer Group”) and a benchmark index; the economic outlook and the general investment outlook in relevant investment markets; the Investment Manager’s results and financial condition and the overall organization of the Investment Manager; the allocation of brokerage and the benefits received by the Investment Manager as a result of brokerage allocation; the Investment Manager’s trading practices, including soft dollars; the Investment Manager’s management of relationships with the Fund’s custodian, transfer agent, pricing agents, brokers, and other service providers; the resources devoted to the Investment Manager’s compliance efforts undertaken on behalf of the Fund and the record of compliance with the compliance programs of the Fund, the Investment Manager, and its affiliates; the quality, nature, cost, and character of the administrative and other non-investment management services provided by the Investment Manager and its affiliates; the terms of the IMA; the Investment Manager’s gifts and entertainment log; the reasonableness and appropriateness of the fee paid by the Fund for the services described in the IMA and whether it was the product of arm’s length bargaining; the nature, extent, and quality of the services provided by the Investment Manager; the fiduciary duty assumed by the Investment Manager in connection with the services rendered to the Fund and the business reputation of the Investment Manager and its financial resources; the character and amount of other incidental or “fall-out” benefits received by the Investment Manager and its affiliates from its association with the Fund; the extent to which economies of scale would be realized as the Fund grows; whether fee levels reflect these economies of scale for the benefit of Fund investors; and comparisons of the services rendered and the amounts paid under the IMA with those under other advisory contracts, such as contracts of the same type between other investment advisers and other registered investment companies or other types of clients (e.g., pension funds).

The Board also reviewed in detail and at length the Investment Manager’s responses to the Board’s request for certain information related to, among other things: the Investment Manager’s general business, personnel, and operations; fees, profitability, and financial information; trading information; Fund performance; compliance and legal; and other related matters. The Board expressed its satisfaction with the Investment Manager’s responses to its request for such information.

In considering the nature, extent, and quality of the management services provided by the Investment Manager, the Board considered the Investment Manager’s management capabilities with respect to the types of investments held by the Fund, including information relating to the education, experience, and number of investment professionals and other personnel who provide services under the IMA. The Board also took into account the time and attention devoted by management to the Fund. In this regard, the Board noted that the Investment Manager is responsible for, among other things, overseeing the selection of investments for the Fund, making investment decisions for the Fund, monitoring the investment operations and composition of the Fund, and, in connection therewith, monitoring compliance with the Fund’s investment objectives, policies, and restrictions, as well as the Fund’s compliance with applicable law; monitoring brokerage selection, commissions and other trading costs, quality of execution, and other brokerage matters; and implementing the Board’s directives as they relate to the Fund. Further, the Board considered that the Investment Manager’s responsibilities include daily monitoring of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Fund. The Board evaluated the level of skill required to manage the Fund and concluded that the resources available at the Investment Manager are appropriate to fulfill effectively its duties on behalf of the Fund. The Board noted that the Investment Manager has managed the Fund for several years. The Board indicated its belief that a long term relationship with capable, conscientious personnel is in the best interests of the Fund.

The Board received information concerning the investment philosophy and investment process applied by the Investment Manager in managing the Fund. In this regard, Mr. Thomas Winmill, as a portfolio manager of the Fund and Chairman of the Investment Policy Committee of the Investment Manager, stated that the investment philosophy and/or investment process applied in managing the Fund had not changed since the Board’s prior annual review of the IMA. The Board also considered the Investment Manager’s in-house research capabilities as well as other resources available to the Investment Manager’s personnel, including research services that may be available to the Investment Manager as a result of securities transactions effected for the Fund. The Board concluded that the Investment Manager’s investment process, research capabilities, and philosophy were well suited to the Fund, given the Fund’s investment objectives and policies.

23 Semi-Annual Report 2020	DIVIDEND AND INCOME FUND

BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT	(Unaudited)
Additional Information

In its review of comparative information with respect to the Fund’s investment performance, the Board received information from Broad-ridge comparing the Fund’s investment performance on an absolute basis and to that of its Peer Group and a benchmark index. The Board engaged in a lengthy discussion regarding the appropriateness of the Peer Group for the Fund, which was determined by Broadridge.

After reviewing performance information with respect to the Fund, the Board noted that the Fund’s total return (i) outperformed its benchmark index in the one and four year periods, but underperformed in the two, three, five, and ten year periods, ended December 31, 2019, (ii) outperformed the median total return of its Peer Group in the one and four year periods, but underperformed in the two, three, five, and ten year periods, ended December 31, 2019, and (iii) outperformed the average total return of its Peer Group in the one, three, and four year periods, but underperformed in the two, five, and ten year periods, ended December 31, 2019. The Board considered that the Investment Manager became the Fund’s investment manager in February 2011 and that the Fund’s performance prior to that time is attributable to its former investment manager. The Board then concluded that the Fund’s performance was within a range that it deemed competitive.

The Board noted that performance is only one of the factors that it deems relevant to its consideration of the IMA and that, after considering all relevant factors, it can reach a decision to renew the IMA notwithstanding the Fund’s underperformance over certain periods.

With respect to its review of the fees payable under the IMA, the Board considered information from Broadridge comparing the Fund’s management fee and expense ratio to those of its Peer Group. The Board observed that the Fund’s management fee based on common and leveraged assets is higher than the median in its Peer Group and its total expense ratio based on common and leveraged assets is lower than the median in its Peer Group. Accordingly, the Board concluded that the Fund’s management fee and total expense ratio are reasonable in light of the quality of services received and the level of assets managed. The Board also evaluated any apparent or anticipated economies of scale in relation to the services the Investment Manager provides to the Fund. The Board considered that the Fund is a closed end fund that does not continuously offer shares and that, without daily inflows and outflows of capital, there are limited opportunities for significant economies of scale to be realized by the Investment Manager in managing the Fund’s assets.

The information provided assisted the Board in concluding that the fee paid by the Fund is within the range of those paid by comparable funds within the fund industry and is fair and reasonable in light of the quality of services received and the level of assets managed. Further, the Board concluded that the Investment Manager’s fee bears a reasonable relationship to the services rendered and has been the product of arm’s length bargaining.

The Board also considered information regarding the character and amount of other incidental benefits received by the Investment Manager and its affiliates from its association with the Fund. The Board concluded that potential “fall-out” benefits that the Investment Manager and its affiliates may receive, such as increased ability to obtain research services, appear to be fair and reasonable and may, in some cases, benefit the Fund.

The Board also considered the profitability of the Investment Manager from its association with the Fund, including historical profitability information. In this regard, the Board considered the costs of the services provided, and the profits realized, if any, by the Investment Manager in connection with the operation of the Fund and was satisfied that the profitability was not excessive under the circumstances. In addition, the Board considered the financial stability of the Investment Manager during its deliberations.

The Board did not consider any single factor as controlling in determining whether or not to renew the IMA. In assessing the information provided by the Investment Manager and its affiliates, the Board also noted that it was taking into consideration the benefits to shareholders of investing in a Fund that is part of a fund complex which provides a variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, the Board, including all of the Independent Trustees, concluded that the approval of the IMA, including the fee structure, is in the best interests of the Fund.

DIVIDEND AND INCOME FUND	Semi-Annual Report 2020 24

Rev. 7/2020

PRIVACY POLICY

FACTS	WHAT DOES DIVIDEND AND INCOME FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	• Social Security number	• Transaction or loss history	• Retirement assets
	• Account balances	• Account transactions
When you are no longer our customer, we continue to share your information as described in this notice.
How?

All financial companies need to share customer’s personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Dividend and Income Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Dividend and Income Fund share?	Can you limit this sharing?
For our everyday business purposes - Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes - To offer our products and services to you	Yes	No
For joint marketing with other nonaffiliated financial companies	No	We don’t share
For our affiliates’ everyday business purposes - Information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – Information about your creditworthiness	No	We don’t share
For our affiliates to market to you -	Yes	Yes
For nonaffiliates to market to you -	No	We don’t share

To Limit Sharing	• Call Dividend and Income Fund at 212-785-0900; or
• Mail the form below
Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.
Questions?	Call Dividend and Income Fund at 1-212-785-0900 or go to www.dividendandincomefund.com

Mail-in Form

Leave blank or

[If you have a joint account, your choice will apply to everyone on your account unless you mark below.

☐ Apply my choice only to me]

Mail to:

Dividend and Income Fund

11 Hanover Square

12th floor

New York, NY 10005

Mark if you want to limit:
☐ Do not allow your affiliates to use my personal information to market to me.

Name
Address

City, State, Zip
Account #

25 Semi-Annual Report 2020	DIVIDEND AND INCOME FUND

Who we are

Who is providing this notice?	Dividend and Income Fund

What we do
How does Dividend and Income Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Dividend and Income Fund collect my personal information?	We collect your personal information, for example, when you
• Open an account
• Buy securities from us
• Provide account information
• Give us your contact information
• Tell us where to send the money
Federal law gives you the right to limit only
Why can’t I limit all sharing?	• Sharing for affiliate’s everyday business purposes - information about your creditworthiness
• Affiliates from using your information to market to you
• Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing
What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account - unless you tell us otherwise

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Dividend and Income Fund shares with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• Dividend and Income Fund does not share with nonaffiliates so they can market their financial products or services to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• Dividend and Income Fund does not jointly market.

DIVIDEND AND INCOME FUND	Semi-Annual Report 2020 26

GENERAL INFORMATION	(Unaudited)
Additional Information

RESULTS OF THE ANNUAL MEETING

An annual meeting of shareholders of the Fund was held on June 10, 2020 at the office of Robert Kimball, CPA, at 311 Main St, Walpole, NH 03608, for the following purpose:

1. To Elect Jon Tomasson to the Board of Trustees of the Fund as a Class III Trustee to serve until the 2023 annual meeting of shareholders, or until his successor is elected and qualifies.

Votes For	Votes Withheld
3,532,670	1,095,395

As Jon Tomasson did not receive a sufficient number of votes to be reelected as a Trustee at the 2020 annual meeting of shareholders, he shall be deemed holding over and shall continue to manage the business and affairs of the Fund as a member of the Board of Trustees until his successor is duly elected and qualifies.

Roger Atkinson, Peter K. Werner, and Thomas B. Winmill’s terms of office as Trustees continue after the 2020 annual meeting of shareholders.

27 Semi-Annual Report 2020	DIVIDEND AND INCOME FUND

GENERAL INFORMATION	(Unaudited)
Additional Information

Stock Data at June 30, 2020
NYSE Market Price per Share	$10.18
Net Asset Value per Share	$13.29
Market Price Discount to Net Asset Value	23.4%
NYSE Ticker Symbol	DNI
Net Asset Value Ticker Symbol	XDNIX
CUSIP Number	25538A204

DividendandIncomeFund.com

Visit us on the web at www.DividendandIncomeFund.com. The site provides information about the Fund, including distributions, press releases, and shareholder reports. For further information, please email us at info@DividendandIncomeFund.com.

Investment Manager
Bexil Advisers LLC 11 Hanover Square
New York, NY 10005 1-212-785-0900

Stock Transfer Agent and Registrar
American Stock Transfer & Trust Company, LLC 6201 15th Avenue
Brooklyn, NY 11219 www.amstock.com 1-800-937-5449

Dividend and Income Fund is part of a fund complex which includes Midas Fund, Midas Magic, and Foxby Corp.

Please note - There is no assurance that the Fund’s investment objectives will be attained. Past performance is no guarantee of future results. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The Fund’s investment policies, management fees, and other matters of interest to prospective investors may be found in its filings with the U.S. Securities and Exchange Commission (“SEC”) including its annual and semi-annual reports. To obtain a copy of the reports, please call us toll free at 1-855-411-6432 or download them at http://dividendandincomefund.com/literature/. Please read the reports carefully before investing.

Shares of closed end funds frequently trade at a discount from their Net Asset Value (“NAV”). This characteristic is a risk separate and distinct from the risk that the Fund’s NAV has decreased in the past, and may decrease in the future, as a result of its investment activities or other events. Neither the Investment Manager nor the Fund can predict whether shares of the Fund will trade at, below, or above NAV. The risk of holding shares of the Fund that might trade at a discount is more pronounced for investors expecting to sell their shares in a relatively short period of time after acquiring them because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. The shares of the Fund are designed primarily for long term investors and should not be considered a vehicle for trading purposes. The NAV of the Fund’s shares typically will fluctuate with price changes of the Fund’s portfolio securities, and these fluctuations are likely to be greater in the case of a fund which uses leverage, as the Fund may from time to time. In the event that shares of the Fund trade at a premium to NAV, there is no assurance that any such premium will be sustained for any period of time and will not decrease, or that the shares of the Fund will not trade at a discount to NAV thereafter. The market price for the Fund is based on supply and demand which fluctuates daily based on many factors, such as economic conditions and global events, investor sentiment, and security-specific factors.

This report, including the financial statements herein, is provided for informational purposes only. This is not a prospectus, circular, or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. This report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or an exemption therefrom. The internet address for the Fund is included several times in this report as a textual reference only. The information on the web-site is not incorporated by reference into this report.

The Fund does not make available copies of its Statement of Additional Information because the Fund’s shares are not continuously offered, which means that the Fund’s Statement of Additional Information has not been updated since completion of the Fund’s most recent offering and the information contained in the Fund’s Statement of Additional Information may have become outdated.

Investment products, including shares of the Fund, are not federally or Federal Deposit Insurance Corporation (“FDIC”) insured, are not deposits or obligations of, or guaranteed by, any financial institution and involve investment risk, including possible loss of principal and fluctuation in value. Consult with your tax advisor or attorney regarding specific tax issues.

Cautionary Note Regarding Forward Looking Statements - Certain information presented in this report may contain “forward looking statements” within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. Forward looking statements include, but are not limited to, statements concerning the Fund’s plans, objectives, goals, strategies, distributions and their amounts and timing, distribution declarations, future events, future performance, prospects of its portfolio holdings, or intentions, and other information that is not historical information. Generally, forward looking statements can be identified by terminology such as “believes,” “expects,” “estimates,” “may,” “will,” “should,” “anticipates,” “projects,” “plans,” or “intends,” or the negative of such terms or other comparable terminology, or by discussions of strategy. All forward looking statements by the Fund involve known and unknown risks, uncertainties, and other factors, many of which are beyond the control of the Fund, which may cause the Fund’s actual results to be materially different from those expressed or implied by such statements. These risks include, but are not limited to, equity securities risk, corporate bonds risk, credit risk, interest rate risk, leverage and borrowing risk, additional risks of certain securities in which the Fund invests, market discount from net asset value, distribution policy risk, management risk, risks related to the negative impacts from the continued spread of COVID-19 on the economy and the broader financial markets, and other risks discussed in the Fund’s filings with the SEC. All such subsequent forward looking statements, whether written or oral, by the Fund or on its behalf, are also expressly qualified by these cautionary statements. Investors should carefully consider the risks, uncertainties, and other factors, together with all of the other information included in the Fund’s filings with the SEC, and similar information. The Fund may also make additional forward looking statements from time to time. All forward looking statements apply only as of the date made. The Fund undertakes no obligation to publicly update or revise forward looking statements, whether as a result of new information, future events, or otherwise. Thus you should not place undue reliance on forward looking statements.

Section 23 Notice - Pursuant to Section 23 of the Company Act, notice is hereby given that the Fund may in the future purchase its own shares in the open market. These purchases may be made from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund, although nothing herein shall be considered a commitment to purchase such shares.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

NOT FDIC INSURED                MAY LOSE VALUE                NOT BANK GUARANTEED

DIVIDEND AND INCOME FUND	Semi-Annual Report 2020 28

Dividend and Income Fund

DividendandIncomeFund.com

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Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Included herein under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

In April 2020, the registrant’s Amended and restated Agreement and Declaration of Trust (“Declaration of Trust”) and Bylaws (collectively, the “Governing Documents”) were amended.  The Declaration of Trust was amended to include a fourth category of individuals who would qualify as a “Continuing Trustee” to include an individual who has been a member of the registrant’s board for at least the 12 preceding months.  The Bylaws were amended to provide for the registrant's trustees to be elected by 50% of the outstanding shares of the registrant entitled to be voted in a contested election.  The foregoing summary is subject to the Governing Documents, which are on file or are expected to be filed with the Securities and Exchange Commission and available on the registrant’s website https://dividendandincomefund.com.

Item 11. Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable

(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dividend and Income Fund

August 27, 2020	By: /s/ Thomas B. Winmill
Thomas B. Winmill, President

Dividend and Income Fund

August 27, 2020	By: /s/ Thomas O'Malley
Thomas O'Malley, Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Dividend and Income Fund

August 27, 2020	By: /s/ Thomas B. Winmill
Thomas B. Winmill, President

Dividend and Income Fund

August 27, 2020	By: /s/ Thomas O'Malley
Thomas O'Malley, Chief Financial Officer

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